UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014 (April 14, 2014)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Promotion of Thomas (“Randy”) Coleman to Executive Vice President and Chief Financial Officer

On April 17, 2014, the Company announced that Thomas (“Randy”) Coleman has been promoted to Executive Vice President and Chief Financial Officer, effective April 15, 2014. In this position, Mr. Coleman will oversee all corporate and operating finance functions and will report directly to the Company’s Chairman of the Board and Chief Executive Officer, James Hagedorn.

Prior to his appointment as Executive Vice President and Chief Financial Officer, Mr. Coleman, age 45, served as Senior Vice President, Global Finance Operations and Enterprise Performance Management Analytics for The Scotts Company LLC (“Scotts LLC”), a wholly-owned subsidiary of the Company, since January 2011. Prior to that, Mr. Coleman served as Senior Vice President, North America Finance of Scotts LLC from November 2007 until January 2011. Mr. Coleman also previously served as interim principal financial officer of the Company between February 8, 2013 and April 1, 2013. Mr. Coleman holds a bachelor's degree in accounting from The Ohio State University.

In connection with his promotion to Executive Vice President and Chief Financial Officer of the Company, Mr. Coleman will receive an increase in his current base salary from $385,000 to $500,000 and his target incentive opportunity under The Scotts Company LLC Amended and Restated Executive Incentive Plan will increase from 50% to 70% of base salary, with both changes becoming effective as of April 1, 2014.

Also in connection with his promotion, Mr. Coleman has been designated as a Tier 1 participant in The Scotts Company LLC Executive Severance Plan (“ESP”) and executed a Participation Agreement thereunder. The Participation Agreement generally provides for a salary continuation benefit equal to twenty-four months of base salary, a prorated annual bonus payment and certain other separation benefits in the event he is terminated by the Company without cause, as defined in the ESP, or if he resigns with good reason, as defined in the applicable Participation Agreement. The foregoing description of the ESP and Participation Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the ESP, a copy of which is included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 10, 2011, and to the specimen form Participation Agreement, a copy of which is included as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2011.

Departure of Lawrence A. Hilsheimer as Executive Vice President and Chief Financial Officer

On April 17, 2014, the Company announced that Lawrence A. Hilsheimer has departed the organization effective as of April 14, 2014. Mr. Hilsheimer served as the Company's Executive Vice President and Chief Financial Officer.

On April 17, 2014, Scotts LLC executed a Separation Agreement and Release of All Claims (the “Separation Agreement”) with Mr. Hilsheimer. The Separation Agreement addresses the payments and benefits to which Mr. Hilsheimer is entitled in connection with his departure.

Pursuant to the terms of the Separation Agreement, Scotts LLC will pay or make the following amounts and benefits available to Mr. Hilsheimer on or after April 14, 2014: (a) severance pay equal to twenty-four months of salary, at Mr. Hilsheimer’s regular monthly base pay, payable in accordance with Scotts LLC standard payroll procedures; (b) outplacement services for a period of up to 12 months; (c) for a period of 18 months, a benefits offset payment in an amount equal to the excess of the COBRA premium charged by the Company to terminated employees over the premium Mr. Hilsheimer paid as an active employee; and (d) a prorated annual bonus award equal to the amount Mr. Hilsheimer would have received had he remained employed for the entire fiscal year, but pro-rated based upon the actual base salary paid to Mr. Hilsheimer through April 14, 2014, payable no later than December 15, 2014. In addition, subject to the terms of a special sign-on grant of restricted stock units on April 1, 2013 that was negotiated at the time of Mr. Hilsheimer’s hire, the unvested portion of the restricted stock units and related dividend equivalents granted to Mr. Hilsheimer on April 1, 2013 became vested as of April 14, 2014 and will be paid to Mr. Hilsheimer in accordance with, and subject to, the terms of the award agreement evidencing the award. All amounts payable to Mr. Hilsheimer under the Separation Agreement and the applicable Restricted Stock Unit Award Agreement will be subject to all applicable withholdings and deductions required by federal, state and local taxing authorities.

The payments and benefits described above are the only amounts to which Mr. Hilsheimer is entitled under the Separation Agreement (or any other agreement). He also remains entitled to any vested benefits he had as of April 1, 2014 under other benefit plans or programs maintained by the Company or its subsidiaries, including The Scotts Miracle-Gro Company Long-Term Incentive Plan, The Scotts Company LLC Retirement Savings Plan and The Scotts Company LLC Executive Retirement Plan, and any award agreements thereunder to which Mr. Hilsheimer is a party.

The Separation Agreement, together with the Employee Confidentiality, Noncompetition, Nonsolicitation Agreement previously executed by Mr. Hilsheimer on April 1, 2013, which will continue in effect following his departure, also contains various restrictive covenants, including covenants relating to noncompetition, confidentiality, cooperation and nonsolicitation.

The foregoing is a brief description of the terms of the Separation Agreement and is qualified in its entirety by reference to the Separation Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Company's news release announcing Mr. Hilsheimer’s departure and Mr. Coleman's appointment as Executive Vice President and Chief Financial Officer is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
10.01	Separation Agreement and Release of All Claims, entered into and effective as of April 17, 2014, by and between The Scotts Company LLC and Lawrence A. Hilsheimer
99.1	News Release issued by The Scotts Miracle-Gro Company on April 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: April 17, 2014	By: /s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated April 17, 2014
The Scotts Miracle-Gro Company

Exhibit No.	Exhibit Description
10.1	Separation Agreement and Release of All Claims, entered into and effective as of April 17, 2014, by and between The Scotts Company LLC and Lawrence A. Hilsheimer
99.1	News Release issued by The Scotts Miracle-Gro Company on April 17, 2014

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